EXHIBIT 99.2

AMENDMENT NO. 1 TO
SECOND Amended and restated revolving credit agreement

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) made and effective as of December 16, 2016 (the “Amendment Date”) by and among ColFin AH Finance Masterco, LLC, as guarantor (“Guarantor”), ColFin AH Finance Holdco, LLC, as guarantor and as representative for all of the Borrowers (in such capacity, the “Borrower Representative”), the borrowers party thereto from time to time (the “Borrowers”), Wells Fargo Bank, N.A., as Calculation Agent and as Paying Agent, JPMorgan Chase Bank, National Association, as Lead Arranger, as a Lender and as agent for each Lender, and each Lender party thereto from time to time (collectively, the “Lender”).

PRELIMINARY STATEMENT

WHEREAS, the Guarantor, the Borrower Representative, the Borrowers, the Lenders, the Calculation Agent, the Paying Agent, the Lenders and the Agent are parties to that certain Second Amended and Restated Revolving Credit Agreement dated as of July 14, 2015 (as the same may be further amended, restated supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Section 13.1(a) of the Credit Agreement provides that the Credit Agreement may be amended by written agreement of the Borrowers and each Lender affected thereby in accordance with the provisions thereof; and

WHEREAS, the Borrowers, Directing Lenders and Required Lenders desire to amend the Credit Agreement as provided for herein;

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.Section 1.1 of the Credit Agreement is hereby amended by deleting the term "Commitment Termination Date" in its entirety and replacing it with the following:

“Commitment Termination Date”:  The earlier of (a) June 15, 2017 and (b) the date on which the Commitments are terminated pursuant to Section 8.2(a).

3.Section 1.1 of the Credit Agreement is hereby amended by deleting the term "Scheduled Maturity Date" in its entirety and replacing it with the following:

“Scheduled Maturity Date”:  June 15, 2017.

4.The Loan Parties hereby represent and warrant to the Agent and each Lender, as of the Amendment Date, that the representations and warranties in Section 5.1 of the Credit Agreement are true and correct.

5.Except as expressly modified or amended in this Amendment, all of the terms, covenants, provisions, agreements and conditions of the Credit Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

6.The Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed.

7.This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. This Amendment shall be construed in accordance with the laws of the State of New York (excluding provisions regarding conflicts of laws) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

[signature pages follow]

IN WITNESS WHEREOF, this Amendment has been entered into as of the date first written above.

COLFIN AH FINANCE MASTERCO, LLC,
as Guarantor

By:
Name:
Title:

COLFIN AH FINANCE HOLDCO, LLC,
as Guarantor and the Borrower Representative

By:
Name:
Title:

[Signatures continue]

Amendment No. 1 to
Second Amended and Restated Revolving Credit Agreement

102099386\V-2

COLFIN AI-TX 1, LLC,

COLFIN AI-GA 1, LLC,

COLFIN AI-FL 2, LLC,

COLFIN AI-CA 5, LLC,

COLFIN AI-CA 4, LLC,

COLFIN AI-AZ 1, LLC,

COLFIN AI-GA 2, LLC,

COLFIN AI-NV 2, LLC,

COLFIN AI-CO 1, LLC,

COLFIN AI-FL 4, LLC,

COLFIN AI-FL 3, LLC,

COLFIN AH-TEXAS 3, LLC,

COLFIN AH-FLORIDA 5, LLC,

COLFIN AH-FLORIDA 6, LLC,

COLFIN AH-CALIFORNIA 6, LLC,

COLFIN AH-CALIFORNIA 7, LLC,

COLFIN AH-FLORIDA 7, LLC,

COLFIN AH-GEORGIA 5, LLC,

COLFIN AH-NEVADA 3, LLC,

COLFIN AH-NORTH CAROLINA 1, LLC,

COLFIN AH-TEXAS 4, LLC,

COLFIN AI-AZ 2, LLC,

COLFIN AI-CA 1, LLC and

COLFIN AI-DE 1, LLC,

each as a Borrower

By:
Name:
Title:

[Signatures continue]

Amendment No. 1 to
Second Amended and Restated Revolving Credit Agreement

102099386\V-2

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Agent, Directing Lender and a Required Lender

By:
Name:
Title:

[Signatures end]

Amendment No. 1 to
Second Amended and Restated Revolving Credit Agreement